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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 25, 2001


                               H.B. Fuller Company
             (Exact name of registrant as specified in its charter)



         Minnesota                   0-3488                      41-0268370
(State of Incorporation)      (Commission file number)        (I.R.S. Employer
                                                             Identification No.)


1200 Willow Lake Boulevard, St. Paul, Minnesota               55110-5101
(Address of principal executive offices)                      (Zip Code)



                                 (651) 236-5900
              (Registrant's telephone number, including area code)
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Item 5. Other Events

On September 25, 2001, H.B. Fuller Company. announced its earnings for the third quarter ending September 1, 2001. A copy of the press release that discusses these matters is filed as an exhibit to, and incorporated by reference in, this report.


Item 7. Financial Statements and Exhibits.

        Exhibit 99      Press Release dated September 25, 2001
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       H.B. FULLER COMPANY
                                       Date: September 25, 2001

                                       By: /s/ Richard C. Baker
                                       Richard C. Baker, Vice President,
                                           General Counsel and Secretary